                                                    Exhibit 99.1
--------------------------------------------------------------------------------
                                                 Monthly Operating Report
   -------------------------------
   CASE NAME: Kitty Hawk, Inc.               ACCRUAL BASIS
   -------------------------------

   -------------------------------
   CASE NUMBER: 400-42141-BJH                    02/13/95, RWD, 2/96
   -------------------------------

   -------------------------------
   JUDGE: Barbara J. Houser
   -------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2002

   IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

   RESPONSIBLE PARTY:

   /s/ Drew Keith                                   Chief Financial Officer
   -------------------------------------------   -------------------------------
   ORIGINAL SIGNATURE OF RESPONSIBLE PARTY              TITLE

   Drew Keith                                          8/20/2002
   ------------------------------------------    -------------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                     DATE

   PREPARER:

   /s/ Jessica L. Wilson                            Chief Accounting Officer
   ------------------------------------------    -------------------------------
   ORIGINAL SIGNATURE OF PREPARER                       TITLE

   Jessica L. Wilson                                   8/20/2002
   ------------------------------------------    -------------------------------
   PRINTED NAME OF PREPARER                              DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Monthly Operating Report

   -----------------------------
   CASE NAME: Kitty Hawk, Inc.                                ACCRUAL BASIS-1
   -----------------------------

   -----------------------------
   CASE NUMBER: 400-42141-BJH                    02/13/95, RWD, 2/96
   -----------------------------

   -----------------------------

   COMPARATIVE BALANCE SHEET
   -----------------------------------------------------------------------------
                                        SCHEDULE        MONTH      MONTH  MONTH
                                                  ------------------------------
   ASSETS                                AMOUNT       July 2002
   -----------------------------------------------------------------------------
   1.  UNRESTRICTED CASH              $ 13,401,586   $ 10,574,880   $0     $0
   -----------------------------------------------------------------------------
   2.  RESTRICTED CASH                               $          0   $0     $0
   -----------------------------------------------------------------------------
   3.  TOTAL CASH                     $ 13,401,586   $ 10,574,880   $0     $0
   -----------------------------------------------------------------------------
   4.  ACCOUNTS RECEIVABLE (NET)                    ($ 14,334,566)  $0     $0
   -----------------------------------------------------------------------------
   5.  INVENTORY                                     $          0   $0     $0
   -----------------------------------------------------------------------------
   6.  NOTES RECEIVABLE               $     15,000   $     15,000   $0     $0
   -----------------------------------------------------------------------------
   7.  PREPAID EXPENSES                              $    646,080   $0     $0
   -----------------------------------------------------------------------------
   8.  OTHER (ATTACH LIST)            $422,186,692   $309,371,515   $0     $0
   -----------------------------------------------------------------------------
   9.  TOTAL CURRENT ASSETS           $435,603,278   $306,272,909   $0     $0
   -----------------------------------------------------------------------------
   10. PROPERTY, PLANT & EQUIPMENT    $  2,425,652   $  7,673,806   $0     $0
   -----------------------------------------------------------------------------
   11. LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                        $  4,671,236   $0     $0
   -----------------------------------------------------------------------------
   12. NET PROPERTY, PLANT &
       EQUIPMENT                      $  2,425,652   $  3,002,570   $0     $0
   -----------------------------------------------------------------------------
   13. DUE FROM INSIDERS              $     62,465   $    196,763   $0     $0
   -----------------------------------------------------------------------------
   14. OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)     $ 10,967,208   $  7,226,860   $0     $0
   -----------------------------------------------------------------------------
   15. OTHER (ATTACH LIST)            $138,370,015   $138,370,015   $0     $0
   -----------------------------------------------------------------------------
   16. TOTAL ASSETS                   $587,428,618   $455,069,117   $0     $0
   -----------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   -----------------------------------------------------------------------------
   17. ACCOUNTS PAYABLE                              $    472,263   $0     $0
   -----------------------------------------------------------------------------
   18. TAXES PAYABLE                                ($  1,039,371)  $0     $0
   -----------------------------------------------------------------------------
   19. NOTES PAYABLE                                 $          0   $0     $0
   -----------------------------------------------------------------------------
   20. PROFESSIONAL FEES                             $  1,012,548   $0     $0
   -----------------------------------------------------------------------------
   21. SECURED DEBT                                  $          0   $0     $0
   -----------------------------------------------------------------------------
   22. OTHER (ATTACH LIST)                           $    135,900   $0     $0
   -----------------------------------------------------------------------------
   23. TOTAL POSTPETITION
       LIABILITIES                                   $    581,340   $0     $0
   -----------------------------------------------------------------------------
   PREPETITION LIABILITIES
   -----------------------------------------------------------------------------
   24. SECURED DEBT                   $466,119,468   $326,507,145   $0     $0
   -----------------------------------------------------------------------------
   25. PRIORITY DEBT                  $     29,661   $          0   $0     $0
   -----------------------------------------------------------------------------
   26. UNSECURED DEBT                 $ 22,580,547   $  2,232,210   $0     $0
   -----------------------------------------------------------------------------
   27. OTHER (ATTACH LIST)            $          0   $ 28,849,513   $0     $0
   -----------------------------------------------------------------------------
   28. TOTAL PREPETITION LIABILITIES  $488,729,676   $357,588,868   $0     $0
   -----------------------------------------------------------------------------
   29. TOTAL LIABILITIES              $488,729,676   $358,170,208   $0     $0
   -----------------------------------------------------------------------------
   EQUITY
   -----------------------------------------------------------------------------
   30. PREPETITION OWNERS' EQUITY                    $ 98,457,967   $0     $0
   -----------------------------------------------------------------------------
   31. POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                             ($  1,559,058)  $0     $0
   -----------------------------------------------------------------------------
   32. DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
   -----------------------------------------------------------------------------
   33. TOTAL EQUITY                   $          0   $ 96,898,909   $0     $0
   -----------------------------------------------------------------------------
   34. TOTAL LIABILITIES &
       OWNERS' EQUITY                 $488,729,676   $455,069,117   $0     $0
   -----------------------------------------------------------------------------
--------------------------------------------------------------------------------

================================================================================
                                                 Monthly Operating Report

   -----------------------------
   CASE NAME:  Kitty Hawk, Inc.            ACCRUAL BASIS-2
   -----------------------------

   -----------------------------
   CASE NUMBER: 400-42141-BJH                    02/13/95, RWD, 2/96
   -----------------------------

   -------------------------------------------
   INCOME STATEMENT

   ----------------------------------------------------------------------------------------------------------------
                                                        MONTH               MONTH           MONTH          QUARTER
                                                     -------------------------------------------------
   REVENUES                                            July 2002                                            TOTAL
   ----------------------------------------------------------------------------------------------------------------
   1.   GROSS REVENUES                                  $      0              $0               $0         $      0
   ----------------------------------------------------------------------------------------------------------------
   2.   LESS: RETURNS & DISCOUNTS                       $      0              $0               $0         $      0
   ----------------------------------------------------------------------------------------------------------------
   3.   NET REVENUE                                     $      0              $0               $0         $      0
   ----------------------------------------------------------------------------------------------------------------
   COST OF GOODS SOLD
   ----------------------------------------------------------------------------------------------------------------
   4.   MATERIAL                                        $      0              $0               $0         $      0
   ----------------------------------------------------------------------------------------------------------------
   5.   DIRECT LABOR                                    $      0              $0               $0         $      0
   ----------------------------------------------------------------------------------------------------------------
   6.   DIRECT OVERHEAD                                 $      0              $0               $0         $      0
   ----------------------------------------------------------------------------------------------------------------
   7.   TOTAL COST OF GOODS SOLD                        $      0              $0               $0         $      0
   ----------------------------------------------------------------------------------------------------------------
   8.   GROSS PROFIT                                    $      0              $0               $0         $      0
   ----------------------------------------------------------------------------------------------------------------
   OPERATING EXPENSES
   ----------------------------------------------------------------------------------------------------------------
   9.   OFFICER/INSIDER COMPENSATION                    $ 70,417              $0               $0         $ 70,417
   ----------------------------------------------------------------------------------------------------------------
   10.  SELLING & MARKETING                             $      0              $0               $0         $      0
   ----------------------------------------------------------------------------------------------------------------
   11.  GENERAL & ADMINISTRATIVE                       ($878,874)             $0               $0        ($878,874)
   ----------------------------------------------------------------------------------------------------------------
   12.  RENT & LEASE                                    $ 21,258              $0               $0         $ 21,258
   ----------------------------------------------------------------------------------------------------------------
   13.  OTHER (ATTACH LIST)                             $      0              $0               $0         $      0
   ----------------------------------------------------------------------------------------------------------------
   14.  TOTAL OPERATING EXPENSES                       ($787,199)             $0               $0        ($787,199)
   ----------------------------------------------------------------------------------------------------------------
   15.  INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                                $787,199              $0               $0         $787,199
   ----------------------------------------------------------------------------------------------------------------
   OTHER  INCOME & EXPENSES
   ----------------------------------------------------------------------------------------------------------------
   16.  NON-OPERATING INCOME (ATT. LIST)               ($  9,536)             $0               $0        ($  9,536)
   ----------------------------------------------------------------------------------------------------------------
   17.  NON-OPERATING EXPENSE (ATT. LIST)               $      0              $0               $0         $      0
   ----------------------------------------------------------------------------------------------------------------
   18.  INTEREST EXPENSE                                $ 77,115              $0               $0         $ 77,115
   ----------------------------------------------------------------------------------------------------------------
   19.  DEPRECIATION / DEPLETION                        $ 79,972              $0               $0         $ 79,972
   ----------------------------------------------------------------------------------------------------------------
   20.  AMORTIZATION                                    $  1,798              $0               $0         $  1,798
   ----------------------------------------------------------------------------------------------------------------
   21.  OTHER (ATTACH LIST)                             $      0              $0               $0         $      0
   ----------------------------------------------------------------------------------------------------------------
   22.  NET OTHER INCOME & EXPENSES                     $149,349              $0               $0         $149,349
   ----------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ----------------------------------------------------------------------------------------------------------------
   23.  PROFESSIONAL FEES                               $705,429              $0               $0         $705,429
   ----------------------------------------------------------------------------------------------------------------
   24.  U.S. TRUSTEE FEES                               $      0              $0               $0         $      0
   ----------------------------------------------------------------------------------------------------------------
   25.  OTHER (ATTACH LIST)                             $      0              $0               $0         $      0
   ----------------------------------------------------------------------------------------------------------------
   26.  TOTAL REORGANIZATION EXPENSES                   $705,429              $0               $0         $705,429
   ----------------------------------------------------------------------------------------------------------------
   27.  INCOME TAX                                     ($ 27,032)             $0               $0        ($ 27,032)
   ----------------------------------------------------------------------------------------------------------------
   28.  NET PROFIT (LOSS)                              ($ 40,547)             $0               $0        ($ 40,547)
   ----------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ------------------------------
   CASE NAME: Kitty Hawk, Inc.                   ACCRUAL BASIS-3
   ------------------------------

   ------------------------------
   CASE NUMBER: 400-42141-BJH                        02/13/95, RWD, 2/96
   ------------------------------

   -----------------------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                                MONTH             MONTH             MONTH             QUARTER
                                               -----------------------------------------------------
   DISBURSEMENTS                                   July 2002                                               TOTAL
   -----------------------------------------------------------------------------------------------------------------
   1.   CASH - BEGINNING OF MONTH                  $ 9,531,540               $0                $0       $ 9,531,540
   -----------------------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   -----------------------------------------------------------------------------------------------------------------
   2.   CASH SALES                                 $         0               $0                $0       $         0
   -----------------------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   -----------------------------------------------------------------------------------------------------------------
   3.   PREPETITION                                $         0               $0                $0       $         0
   -----------------------------------------------------------------------------------------------------------------
   4.   POSTPETITION                               $         0               $0                $0       $         0
   -----------------------------------------------------------------------------------------------------------------
   5.   TOTAL OPERATING RECEIPTS                   $         0               $0                $0       $         0
   -----------------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   -----------------------------------------------------------------------------------------------------------------
   6.   LOANS & ADVANCES (ATTACH LIST)             $         0               $0                $0       $         0
   -----------------------------------------------------------------------------------------------------------------
   7.   SALE OF ASSETS                             $         0               $0                $0       $         0
   -----------------------------------------------------------------------------------------------------------------
   8.   OTHER (ATTACH LIST)                        $12,799,942               $0                $0       $12,799,942
   -----------------------------------------------------------------------------------------------------------------
   9.   TOTAL NON-OPERATING RECEIPTS               $12,799,942               $0                $0       $12,799,942
   -----------------------------------------------------------------------------------------------------------------
   10.  TOTAL RECEIPTS                             $12,799,942               $0                $0       $12,799,942
   -----------------------------------------------------------------------------------------------------------------
   11.  TOTAL CASH AVAILABLE                       $22,331,482               $0                $0       $22,331,482
   -----------------------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   -----------------------------------------------------------------------------------------------------------------
   12.  NET PAYROLL                                $ 1,448,121               $0                $0       $ 1,448,121
   -----------------------------------------------------------------------------------------------------------------
   13.  PAYROLL TAXES PAID                         $   568,256               $0                $0       $   568,256
   -----------------------------------------------------------------------------------------------------------------
   14.  SALES, USE & OTHER TAXES PAID              $    37,497               $0                $0       $    37,497
   -----------------------------------------------------------------------------------------------------------------
   15.  SECURED/RENTAL/LEASES                      $ 2,210,339               $0                $0       $ 2,210,339
   -----------------------------------------------------------------------------------------------------------------
   16.  UTILITIES                                  $    38,339               $0                $0       $    38,339
   -----------------------------------------------------------------------------------------------------------------
   17.  INSURANCE                                  $   945,945               $0                $0       $   945,945
   -----------------------------------------------------------------------------------------------------------------
   18.  INVENTORY PURCHASES                        $         0               $0                $0       $         0
   -----------------------------------------------------------------------------------------------------------------
   19.  VEHICLE EXPENSES                           $         0               $0                $0       $         0
   -----------------------------------------------------------------------------------------------------------------
   20.  TRAVEL                                     $   234,475               $0                $0       $   234,475
   -----------------------------------------------------------------------------------------------------------------
   21.  ENTERTAINMENT                              $         0               $0                $0       $         0
   -----------------------------------------------------------------------------------------------------------------
   22.  REPAIRS & MAINTENANCE                      $   904,863               $0                $0       $   904,863
   -----------------------------------------------------------------------------------------------------------------
   23.  SUPPLIES                                   $         0               $0                $0       $         0
   -----------------------------------------------------------------------------------------------------------------
   24.  ADVERTISING                                $     2,673               $0                $0       $     2,673
   -----------------------------------------------------------------------------------------------------------------
   25.  OTHER (ATTACH LIST)                        $ 4,957,777               $0                $0       $ 4,957,777
   -----------------------------------------------------------------------------------------------------------------
   26.  TOTAL OPERATING DISBURSEMENTS              $11,348,285               $0                $0       $11,348,285
   -----------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   -----------------------------------------------------------------------------------------------------------------
   27.  PROFESSIONAL FEES                          $   408,317               $0                $0       $   408,317
   -----------------------------------------------------------------------------------------------------------------
   28.  U.S. TRUSTEE FEES                          $         0               $0                $0       $         0
   -----------------------------------------------------------------------------------------------------------------
   29.  OTHER (ATTACH LIST)                        $         0               $0                $0       $         0
   -----------------------------------------------------------------------------------------------------------------
   30.  TOTAL REORGANIZATION EXPENSES              $   408,317               $0                $0       $   408,317
   -----------------------------------------------------------------------------------------------------------------
   31.  TOTAL DISBURSEMENTS                        $11,756,602               $0                $0       $11,756,602
   -----------------------------------------------------------------------------------------------------------------
   32.  NET CASH FLOW                              $ 1,043,340               $0                $0       $ 1,043,340
   -----------------------------------------------------------------------------------------------------------------
   33.  CASH - END OF MONTH                        $10,574,880               $0                $0       $10,574,880
   -----------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

      -----------------------------------
      CASE NAME:  Kitty Hawk, Inc.               ACCRUAL BASIS-4
      -----------------------------------

      -----------------------------------
      CASE NUMBER: 400-42141-BJH                        02/13/95, RWD, 2/96
      -----------------------------------


      ------------------------------------------------------------------------------------------------------------------------
                                                        SCHEDULE           MONTH            MONTH               MONTH
                                                                     ---------------------------------------------------------
      ACCOUNTS RECEIVABLE AGING                          AMOUNT          July 2002
      ------------------------------------------------------------------------------------------------------------------------
      1.    0-30                                                          $         0              $0                 $0
      ------------------------------------------------------------------------------------------------------------------------
      2.    31-60                                                         $         0              $0                 $0
      ------------------------------------------------------------------------------------------------------------------------
      3.    61-90                                                         $         0              $0                 $0
      ------------------------------------------------------------------------------------------------------------------------
      4.    91+                                                           $    81,866              $0                 $0
      ------------------------------------------------------------------------------------------------------------------------
      5.    TOTAL ACCOUNTS RECEIVABLE                           $0        $    81,866              $0                 $0
      ------------------------------------------------------------------------------------------------------------------------
      6.    AMOUNT CONSIDERED UNCOLLECTIBLE                               $14,416,432              $0                 $0
      ------------------------------------------------------------------------------------------------------------------------
      7.    ACCOUNTS RECEIVABLE (NET)                           $0       ($14,334,566)             $0                 $0
      ------------------------------------------------------------------------------------------------------------------------

      ---------------------------------------------------------------

      AGING OF POSTPETITION TAXES AND PAYABLES                            MONTH:    July 2002
                                                                                ----------------------------------------------

      ------------------------------------------------------------------------------------------------------------------------
                                          0-30            31-60           61-90             91+
      TAXES PAYABLE                       DAYS            DAYS             DAYS            DAYS                  TOTAL
      ------------------------------------------------------------------------------------------------------------------------
      1.    FEDERAL                      ($1,039,371)         $     0         $     0          $      0       ($1,039,371)
      ------------------------------------------------------------------------------------------------------------------------
      2.    STATE                         $        0          $     0         $     0          $      0        $        0
      ------------------------------------------------------------------------------------------------------------------------
      3.    LOCAL                         $        0          $     0         $     0          $      0        $        0
      ------------------------------------------------------------------------------------------------------------------------
      4.    OTHER (ATTACH LIST)           $        0          $     0         $     0          $      0        $        0
      ------------------------------------------------------------------------------------------------------------------------
      5.    TOTAL TAXES PAYABLE          ($1,039,371)         $     0         $     0          $      0       ($1,039,371)
      ------------------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------------------
      6.    ACCOUNTS PAYABLE              $   12,906          $58,748         $42,696          $357,913        $  472,263
      ------------------------------------------------------------------------------------------------------------------------

      -----------------------------------------------

      STATUS OF POSTPETITION TAXES                                             MONTH:    July 2002
                                                                                      ---------------------------------------

      -----------------------------------------------------------------------------------------------------------------------
                                                        BEGINNING              AMOUNT                           ENDING
                                                           TAX             WITHHELD AND/       AMOUNT            TAX
      FEDERAL                                          LIABILITY*            0R ACCRUED         PAID          LIABILITY
      -----------------------------------------------------------------------------------------------------------------------
      1.    WITHHOLDING**                                    $        0          $70,439            $70,439      $        0
      -----------------------------------------------------------------------------------------------------------------------
      2.    FICA-EMPLOYEE**                                  $        0          $     0            $     0      $        0
      -----------------------------------------------------------------------------------------------------------------------
      3.    FICA-EMPLOYER**                                  $        0          $     0            $     0      $        0
      -----------------------------------------------------------------------------------------------------------------------
      4.    UNEMPLOYMENT                                     $        0          $     0            $     0      $        0
      -----------------------------------------------------------------------------------------------------------------------
      5.    INCOME                                          ($1,012,339)        ($27,032)           $     0     ($1,039,371)
      -----------------------------------------------------------------------------------------------------------------------
      6.    OTHER (ATTACH LIST)                              $        0          $     0            $     0      $        0
      -----------------------------------------------------------------------------------------------------------------------
      7.    TOTAL FEDERAL TAXES                             ($1,012,339)         $43,407            $70,439     ($1,039,371)
      -----------------------------------------------------------------------------------------------------------------------
      STATE AND LOCAL
      -----------------------------------------------------------------------------------------------------------------------
      8.    WITHHOLDING                                      $        0          $     0            $     0      $        0
      -----------------------------------------------------------------------------------------------------------------------
      9.    SALES                                            $        0          $     0            $     0      $        0
      -----------------------------------------------------------------------------------------------------------------------
      10.   EXCISE                                           $        0          $     0            $     0      $        0
      -----------------------------------------------------------------------------------------------------------------------
      11.   UNEMPLOYMENT                                     $        0          $     0            $     0      $        0
      -----------------------------------------------------------------------------------------------------------------------
      12.   REAL PROPERTY                                    $        0          $     0            $     0      $        0
      -----------------------------------------------------------------------------------------------------------------------
      13.   PERSONAL PROPERTY                                $        0          $     0            $     0      $        0
      -----------------------------------------------------------------------------------------------------------------------
      14.   OTHER (ATTACH LIST)                              $        0          $     0            $     0      $        0
      -----------------------------------------------------------------------------------------------------------------------
      15.   TOTAL STATE & LOCAL                              $        0          $     0            $     0      $        0
      -----------------------------------------------------------------------------------------------------------------------
      16.   TOTAL TAXES                                     ($1,012,339)         $43,407            $70,439     ($1,039,371)
      -----------------------------------------------------------------------------------------------------------------------

      * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
      ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

      ---------------------------------
      CASE NAME:  Kitty Hawk, Inc.           ACCRUAL BASIS-5
      ---------------------------------

      ---------------------------------
      CASE NUMBER: 400-42141-BJH                        02/13/95, RWD, 2/96
      ---------------------------------

      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:     July 2002
                                                                    ---------------------------------------------------
      --------------------------------------------
      BANK RECONCILIATIONS

                                                      Account #1       Account #2       Account #3
      -----------------------------------------------------------------------------------------------------------------
      A.    BANK:                                      Bank One         Bank One        Wells Fargo
      -----------------------------------------------------------------------------------------------      TOTAL
      B.    ACCOUNT NUMBER:                            100140334       9319959434       4417-881463
      -----------------------------------------------------------------------------------------------------------------
      C.    PURPOSE (TYPE):                            Operating       Disbursement       Operating
      -----------------------------------------------------------------------------------------------------------------
      1.    BALANCE PER BANK STATEMENT                  $211,946         $ 300,000         $38,298        $560,949
      -----------------------------------------------------------------------------------------------------------------
      2.    ADD: TOTAL DEPOSITS NOT CREDITED            $      0         $      0          $     0        $      0
      -----------------------------------------------------------------------------------------------------------------
      3.    SUBTRACT: OUTSTANDING CHECKS                $      0         $832,722          $     0        $882,536
      -----------------------------------------------------------------------------------------------------------------
      4.    OTHER RECONCILING ITEMS                     $  4,042         $      0          $     0        $238,241
      -----------------------------------------------------------------------------------------------------------------
      5.    MONTH END BALANCE PER BOOKS                 $215,988        ($532,722)         $38,298       ($278,436)
      -----------------------------------------------------------------------------------------------------------------
      6.    NUMBER OF LAST CHECK WRITTEN               No checks            48401         No checks
      -----------------------------------------------------------------------------------------------------------------

      --------------------------------------------
      INVESTMENT ACCOUNTS

      -----------------------------------------------------------------------------------------------------------------
                                                       DATE OF          TYPE OF          PURCHASE         CURRENT
      BANK, ACCOUNT NAME & NUMBER                     PURCHASE         INSTRUMENT         PRICE            VALUE
      -----------------------------------------------------------------------------------------------------------------
      7.    Wells Fargo Certificate of Deposit                         CD                  $   200,000      $   205,115
      -----------------------------------------------------------------------------------------------------------------
      8.    Bank One                                   7/31/2002       Overnight Sweep     $10,448,043      $10,448,043
      -----------------------------------------------------------------------------------------------------------------
      9.    N/A
      -----------------------------------------------------------------------------------------------------------------
      10.   N/A
      -----------------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                              $10,648,043      $10,653,158
      -----------------------------------------------------------------------------------------------------------------

      --------------------------------------------
      CASH

      -----------------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND                                                                                $     2,000
      -----------------------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OF MONTH                                                                       $10,574,880
      -----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

     -------------------------------
     CASE NAME: Kitty Hawk, Inc.             ACCRUAL BASIS-5
     -------------------------------

     -------------------------------
     CASE NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96
     -------------------------------


     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                MONTH:   July 2002
     ----------------------------------------------                    -----------------------------------------------
     BANK RECONCILIATIONS
                                                          Account #4         Account #5        Account #6
     -----------------------------------------------------------------------------------------------------------------
     A.      BANK:                                         Bank One           Bank One          Bank One
     ------------------------------------------------------------------------------------------------------
     B.      ACCOUNT NUMBER:                              1570695922     00129949/931995845    1586268961       TOTAL
     ------------------------------------------------------------------------------------------------------
     C.      PURPOSE (TYPE):                                Payroll       Health Insurance   Flex Spending
     ------------------------------------------------------------------------------------------------------------------
     1.   BALANCE PER BANK STATEMENT                       $      0             $3,139           $ 7,566      $ 10,705
     ------------------------------------------------------------------------------------------------------------------
     2.   ADD: TOTAL DEPOSITS NOT CREDITED                 $      0             $    0           $     0      $      0
     ------------------------------------------------------------------------------------------------------------------
     3.   SUBTRACT: OUTSTANDING CHECKS                     $ 46,675             $3,139           $     0      $ 49,814
     ------------------------------------------------------------------------------------------------------------------
     4.   OTHER RECONCILING ITEMS                          $234,199             $    0           $     0      $234,199
     ------------------------------------------------------------------------------------------------------------------
     5.   MONTH END BALANCE PER BOOKS                      $187,524             $    0           $ 7,566      $195,090
     ------------------------------------------------------------------------------------------------------------------
     6.   NUMBER OF LAST CHECK WRITTEN                   96427               158394            11201
     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------
     INVESTMENT ACCOUNTS

     ------------------------------------------------------------------------------------------------------------------
                                                          DATE OF             TYPE OF          PURCHASE       CURRENT
     BANK, ACCOUNT NAME & NUMBER                         PURCHASE            INSTRUMENT          PRICE         VALUE
     ------------------------------------------------------------------------------------------------------------------
     7.
     ------------------------------------------------------------------------------------------------------------------
     8.
     ------------------------------------------------------------------------------------------------------------------
     9.
     ------------------------------------------------------------------------------------------------------------------
     10.
     ------------------------------------------------------------------------------------------------------------------
     11.  TOTAL INVESTMENTS                                                                        $0               $0
     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------
     CASH

     ------------------------------------------------------------------------------------------------------------------
     12.  CURRENCY ON HAND                                                                                    $      0
     ------------------------------------------------------------------------------------------------------------------
     ------------------------------------------------------------------------------------------------------------------
     13.  TOTAL CASH - END OF MONTH                                                                           $195,090
     ------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

     ----------------------------------
     CASE NAME: Kitty Hawk, Inc.            ACCRUAL BASIS-5
     ----------------------------------

     ----------------------------------
     CASE NUMBER: 400-42141-BJH                      02/13/95, RWD, 2/96
     ----------------------------------


     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                              MONTH:   July 2002
                                                                     ------------------------------------------------------
     -----------------------------------------
     BANK  RECONCILIATIONS
                                                        Account #7             Account #5         Account #6
     ----------------------------------------------------------------------------------------------------------------------
     A.      BANK:                                First Union Nat'l Bank
     ------------------------------------------------------------------------------------------------------------
     B.      ACCOUNT NUMBER:                          2000011052692                                                TOTAL
     ------------------------------------------------------------------------------------------------------------
     C.      PURPOSE (TYPE):                          ST Disability
     ----------------------------------------------------------------------------------------------------------------------
     1.   BALANCE PER BANK STATEMENT                         $8,102                                               $8,102
     ----------------------------------------------------------------------------------------------------------------------
     2.   ADD: TOTAL DEPOSITS NOT CREDITED                   $    0                                               $    0
     ----------------------------------------------------------------------------------------------------------------------
     3.   SUBTRACT: OUTSTANDING CHECKS                       $5,034                                               $5,034
     ----------------------------------------------------------------------------------------------------------------------
     4.   OTHER RECONCILING ITEMS                            $    0                                               $    0
     ----------------------------------------------------------------------------------------------------------------------
     5.   MONTH END BALANCE PER BOOKS                        $3,068                                               $3,068
     ----------------------------------------------------------------------------------------------------------------------
     6.   NUMBER OF LAST CHECK WRITTEN                        16883
     ----------------------------------------------------------------------------------------------------------------------

     ------------------------------------
     INVESTMENT ACCOUNTS

     ----------------------------------------------------------------------------------------------------------------------
                                                          DATE OF               TYPE OF            PURCHASE      CURRENT
     BANK, ACCOUNT NAME & NUMBER                          PURCHASE             INSTRUMENT           PRICE         VALUE
     ----------------------------------------------------------------------------------------------------------------------
     7.
     ----------------------------------------------------------------------------------------------------------------------
     8.
     ----------------------------------------------------------------------------------------------------------------------
     9.
     ----------------------------------------------------------------------------------------------------------------------
     10.
     ----------------------------------------------------------------------------------------------------------------------
     11.  TOTAL INVESTMENTS                                                                              $0            $0
     ----------------------------------------------------------------------------------------------------------------------

     ------------------------------------
     CASH

     ----------------------------------------------------------------------------------------------------------------------
     12.  CURRENCY ON HAND                                                                                         $    0
     ----------------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------------------
     13.  TOTAL CASH - END OF MONTH                                                                                $3,068
     ----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

    -----------------------------------------
    CASE NAME: Kitty Hawk, Inc.                   ACCRUAL BASIS-6
    -----------------------------------------

    -----------------------------------------
    CASE NUMBER: 400-42141-BJH                         02/13/95, RWD, 2/96
    -----------------------------------------

                                                        MONTH:      July 2002
                                                        ----------------------

    -----------------------------------------
    PAYMENTS TO INSIDERS AND PROFESSIONALS
    -----------------------------------------

    OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
    CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

    -----------------------------------------------------------
                              INSIDERS
    -----------------------------------------------------------
                            TYPE OF     AMOUNT     TOTAL PAID
           NAME             PAYMENT      PAID       TO DATE
    -----------------------------------------------------------
    1. Mike Clark      Salary            $ 7,917  $  208,752
    -----------------------------------------------------------
    2. Jim Craig       Salary            $18,750  $  542,711
    -----------------------------------------------------------
    3. Janie Garrard   Salary            $     0  $    2,625
    -----------------------------------------------------------
    4. Drew Keith      Salary            $18,750  $  537,245
    -----------------------------------------------------------
    5  Lena Baker      Salary            $     0  $    7,500
    -----------------------------------------------------------
    6  Jim Reeves      Salary            $25,000  $  779,161
    -----------------------------------------------------------
    7  John Turnipseed Salary            $     0  $   41,668
    -----------------------------------------------------------
    8  TOTAL PAYMENTS
       TO INSIDERS                       $70,417  $2,119,662
    -----------------------------------------------------------

    ----------------------------------------------------------------------------------------
                                           PROFESSIONALS
    ----------------------------------------------------------------------------------------
                             DATE OF COURT                                         TOTAL
                          ORDER AUTHORIZING  AMOUNT     AMOUNT     TOTAL PAID     INCURRED
               NAME           PAYMENT       APPROVED     PAID       TO DATE       & UNPAID *
    ----------------------------------------------------------------------------------------

    1. Lain Faulkner                                    $ 38,085  $ 1,258,586    $   90,940
    ----------------------------------------------------------------------------------------
    2. Haynes and Boone                                 $      0  $ 5,244,582    $  715,830
    ----------------------------------------------------------------------------------------
    3. The Seabury Group                                $      0  $ 2,700,000    $        0
    ----------------------------------------------------------------------------------------
    4. Forshey & Prostock                               $      0  $   365,670    $        0
    ----------------------------------------------------------------------------------------
    5  Price Waterhouse Coopers                         $      0  $   386,015    $        0
    ----------------------------------------------------------------------------------------
    6  Jay Alix and Associates                          $ 11,581  $ 1,124,517    $   77,467
    ----------------------------------------------------------------------------------------
    7  Andrews & Kurth                                  $      0  $   995,467    $        0
    ----------------------------------------------------------------------------------------
    8  Jenkins & Gilchrist                              $      0  $    47,474    $        0
    ----------------------------------------------------------------------------------------
    9  Ford and Harrison                                $  2,622  $   268,879    $   10,057
    ----------------------------------------------------------------------------------------
    10 Grant Thornton                                   $ 25,000  $   448,053    $   33,548
    ----------------------------------------------------------------------------------------
    11 Verner Liipfert                                  $      0  $   875,617    $   25,023
    ---------------------------------------------------------------------------------------
    12 The Ivy Group                                    $      0  $    81,900    $        0
    ----------------------------------------------------------------------------------------
    13 Wells Fargo Bank                                 $      0  $ 3,638,706    $        0
    ----------------------------------------------------------------------------------------
    14 Diamond McCarthy Taylor                          $ 36,027  $   271,487    $   59,683
    ----------------------------------------------------------------------------------------
    15 TOTAL PAYMENTS
       TO PROFESSIONALS                           $0    $113,315  $17,706,953    $1,012,548
    ----------------------------------------------------------------------------------------

    * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
    ----------------------------------------------------------------------------
    POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
    ----------------------------------------------------------------------------

    -----------------------------------------------------------------
                                   SCHEDULED  AMOUNTS
                                    MONTHLY     PAID       TOTAL
                                   PAYMENTS    DURING      UNPAID
           NAME OF CREDITOR           DUE      MONTH     POSTPETITION
    -----------------------------------------------------------------
    1. N/A
    -----------------------------------------------------------------
    2. N/A
    -----------------------------------------------------------------
    3. N/A
    -----------------------------------------------------------------
    4. N/A
    -----------------------------------------------------------------
    5. N/A
    -----------------------------------------------------------------
    6. TOTAL                              $0         $0         $0
    -----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

    ---------------------------------------
    CASE NAME: Kitty Hawk, Inc.                ACCRUAL BASIS-7
    ---------------------------------------

    ---------------------------------------
    CASE NUMBER: 400-42141-BJH                       02/13/95, RWD, 2/96
    ---------------------------------------

                                                 MONTH:  July 2002
                                                       -----------------------

    --------------------------------------------
    QUESTIONNAIRE
    ----------------------------------------------------------------------------------------------------------------------
                                                                                                 YES         NO
    ----------------------------------------------------------------------------------------------------------------------
    1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                 X
    ----------------------------------------------------------------------------------------------------------------------
    2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                           X
    ----------------------------------------------------------------------------------------------------------------------
    3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                                                     X
    ----------------------------------------------------------------------------------------------------------------------
    4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                                                   X
    ----------------------------------------------------------------------------------------------------------------------
    5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                               X
    ----------------------------------------------------------------------------------------------------------------------
    6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                         X
    ----------------------------------------------------------------------------------------------------------------------
    7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
        PAST DUE?                                                                                            X
    ----------------------------------------------------------------------------------------------------------------------
    8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                     X
    ----------------------------------------------------------------------------------------------------------------------
    9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                           X
    ----------------------------------------------------------------------------------------------------------------------
    10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
        DELINQUENT?                                                                                          X
    ----------------------------------------------------------------------------------------------------------------------
    11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
        REPORTING PERIOD?                                                                                    X
    ----------------------------------------------------------------------------------------------------------------------
    12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                      X
    ----------------------------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
    EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    Item #4 - the Company has paid down approximately $1 million on its revolving credit facility in accordance with various court orders. Cash
    ----------------------------------------------------------------------------------------------------------------------
       used in the payments were a result of asset sales and internally generated cash.
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
    --------------------------------------------
    INSURANCE
    ----------------------------------------------------------------------------------------------------------------------
                                                                                                 YES        NO
    ----------------------------------------------------------------------------------------------------------------------
    1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                                 X
    ----------------------------------------------------------------------------------------------------------------------
    2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                   X
    ----------------------------------------------------------------------------------------------------------------------
    3.  PLEASE ITEMIZE POLICIES BELOW.
    ----------------------------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
    BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
    EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
                                                   INSTALLMENT  PAYMENTS
    ----------------------------------------------------------------------------------------------------------------------
             TYPE OF                                                                                     PAYMENT AMOUNT
              POLICY                               CARRIER                    PERIOD COVERED              & FREQUENCY
    ----------------------------------------------------------------------------------------------------------------------
        121 Aircraft Insurance                 Aviation Insurance Services  6/1/2002 - 5/31/2003     600,000    Quarterly
    ----------------------------------------------------------------------------------------------------------------------
        Workers Comp                           Aviation Insurance Services  01/01/2002 - 12/31/2002   62,430    Monthly
    ----------------------------------------------------------------------------------------------------------------------
        Property Insurance                     Aviation Insurance Services  4/1/2002 - 3/31/2003     126,554    Annual
    ----------------------------------------------------------------------------------------------------------------------
        Primary Auto                           Aviation Insurance Services  4/1/2002 - 3/31/2003     126,375    Annual
    ----------------------------------------------------------------------------------------------------------------------
        Flexible spending admin.               Allied Benefits              1/1/2002 - 12/31/2002        149    Monthly
    ----------------------------------------------------------------------------------------------------------------------
        Health insurance-PPO                   CIGNA                        12/1/2001 - 11/30/2002   131,161    Monthly
    ----------------------------------------------------------------------------------------------------------------------
        Health insurance-HMO Indiana           CIGNA                        12/1/2001 - 11/30/2002    38,720    Monthly
    ----------------------------------------------------------------------------------------------------------------------
        Health insurance-HMO all other states  CIGNA                        12/1/2001 - 11/30/2002    39,952    Monthly
    ----------------------------------------------------------------------------------------------------------------------
        Dental insurance                       CIGNA                        12/1/2001 - 11/30/2002    25,457    Monthly
    ----------------------------------------------------------------------------------------------------------------------
        Life/AD&D                              CIGNA                        7/1/2001 - 6/30/2002       9,410    Monthly
    ----------------------------------------------------------------------------------------------------------------------
        Long term disability-pilots            Unum                         5/1/2002 - 4/30/2003       2,759    Monthly
    ----------------------------------------------------------------------------------------------------------------------
        Long term disability - non-pilots      Unum                         1/1/2002 - 12/31/2002      2,519    Monthly
    ----------------------------------------------------------------------------------------------------------------------
        Short term disability                  Unum                         1/1/2002 - 12/31/2002        584    Monthly
    ----------------------------------------------------------------------------------------------------------------------
        Vision coverage                        Spectera                     1/1/2002 - 12/31/2002      2,063    Monthly
    ----------------------------------------------------------------------------------------------------------------------
        Life insurance -additional             All American Life            1/1/2002 - 12/31/2002        530    Monthly
    ----------------------------------------------------------------------------------------------------------------------
        401(k) Plan administration             MassMutual                   1/1/2002 - 12/31/2002      1,559    Monthly
    ----------------------------------------------------------------------------------------------------------------------
        Supplemental disability                AFLAC                        1/1/2002 - 12/31/2002      3,162    Monthly
    ----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    -------------------------------------------
    CASE NAME: Kitty Hawk, Inc.                          FOOTNOTES SUPPLEMENT
    -------------------------------------------

    -------------------------------------------
    CASE NUMBER: 400-42141-BJH                           ACCRUAL BASIS
    -------------------------------------------

                                           MONTH:              July 2002
                                                 -------------------------------

    ------------------------------------------------------------------------------------------------------------------
      ACCRUAL BASIS         LINE
       FORM NUMBER         NUMBER                             FOOTNOTE / EXPLANATION
    ------------------------------------------------------------------------------------------------------------------
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
             3               8       All cash received into the each subsidiary cash account is swept
    ------------------------------------------------------------------------------------------------------------------
                                        each night to Kitty Hawk, Inc. Master Account
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
             3              31       All disbursements (either by wire transfer or check), including payroll, are
    ------------------------------------------------------------------------------------------------------------------
                                        disbursed out of the Kitty Hawk, Inc. controlled disbursement
    ------------------------------------------------------------------------------------------------------------------
                                        account.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
             4               6       All assessments of uncollectible accounts receivable are done
    ------------------------------------------------------------------------------------------------------------------
                                        at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed
    ------------------------------------------------------------------------------------------------------------------
                                        down to Inc.'s subsidiaries as deemed necessary.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------
             7                       All insurance policies are carried in the name of Kitty Hawk, Inc. and its
    ------------------------------------------------------------------------------------------------------------------
                                        subsidiaries. Therefore, they are listed here accordingly.
    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-1                                      July 2002

8.   OTHER (ATTACH LIST)                       $         309,371,515 Reported
                                              -----------------------
        Intercompany Receivables                         307,718,167
        A/R Other                                            246,091
        A/R Reconciling item                                 (17,924)
        Deferred Taxes                                       776,266
        Deposits - Other                                     157,916
        Deposits - Retainers                                 490,999
                                              -----------------------
                                                         309,371,515 Detail
                                              -----------------------
                                                                   - Difference

14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                            7,226,860 Reported
                                              -----------------------
        KBK Loan costs                                        75,000
        Bond offering costs                                7,151,860
                                              -----------------------
                                                           7,226,860 Detail
                                              -----------------------
                                                                   - Difference

15.  OTHER (ATTACH LIST)                                 138,370,015
                                              -----------------------
        Investment in KH Aircargo                              1,000
        Investment in KH International                    81,974,302
        Investment in Longhorn                             2,266,436
        Investment in KH Cargo                            54,128,277
                                              -----------------------
                                                         138,370,015 Detail
                                              -----------------------
                                                                   - Difference

22.  OTHER (ATTACH LIST)                                   $ 135,900 Reported
                                              -----------------------
        Accrued expenses                                      52,291
        R/C professional fees                               (337,114)
        Accrued interest                                      36,866
        Accrued health savings                               401,537
        A/P Aging reconciling item                           (24,454)
        Accrued 401(k)                                         6,774
                                              -----------------------
                                                             135,900 Detail
                                              -----------------------
                                                                   - Difference

27.  OTHER (ATTACH LIST)                                $ 28,849,513 Reported
                                              -----------------------
        Deferred Taxes                                    31,006,505
        Accrued Taxes payable                            (17,685,739)
        Interest payable                                  15,528,747
                                              -----------------------
                                                          28,849,513 Detail
                                              -----------------------
                                                                   - Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-2

16.  NON-OPERATING INCOME (ATT. LIST)                         (9,536)Reported
                                              -----------------------
        Interest Income                                       (9,536)
                                              -----------------------
                                                              (9,536)Detail
                                                                   - Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                  12,799,942 Reported
                                              -----------------------
        Transfers from Charters                               25,011
        Transfers from Cargo                               5,113,151
        Transfers from Aircargo                              478,025
        Transfers from OKT                                         -
        Transfers from International                         344,719
        Cash deposits - non-lockbox                        6,785,779
        Interest income                                        9,459
        Misc Deposits                                         50,685
        NSF Checks                                            (6,887)

                                              -----------------------
                                                          12,799,942 Detail
                                              -----------------------
                                                                   - Difference

                                              -----------------------

25.  OTHER (ATTACH LIST)                                   4,957,777 Reported
                                              -----------------------
        Fuel                                               2,530,783
        Ground Handling                                    1,196,855
        Trucking                                             359,723
        Customs/Parking/Landing                              315,009
        Inc. 401(k)                                          169,388
        Simulator/Communication/Other Training               159,896
        Building maintenance/security                         64,981
        Contract Labor                                        63,642
        Office                                                51,037
        Charts/Manuals                                        27,698
        Containers                                            21,353
        Employee Expenses                                     17,720
        Shipping                                              15,826
        Shutdown costs                                        12,903
        Asset purchase                                         8,469
        Refunds/Claims                                         8,093
        Bank charges                                           5,224
        Ondemand Charter costs                                 3,451
        Deposits                                               2,500
        Voided checks and corrections                           (336)
        Misc                                                 (76,438)
                                              -----------------------

                                              -----------------------
                                                           4,957,777 Detail
                                                                   - Difference